SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-01              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On July 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 29, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                Statement to Certificate Holders
                                      July 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     244,598,300.00    235,034,524.08    4,069,821.83    1,371,034.72     5,440,856.55     0.00     0.00      230,964,702.25
IA2     270,300,002.00    259,731,291.38    4,497,467.27    1,623,320.57     6,120,787.84     0.00     0.00      255,233,824.11
IA3      19,307,143.00     18,552,235.10      321,247.66            0.00       321,247.66     0.00     0.00       18,230,987.44
IIA1    169,800,000.00    132,948,322.02   15,263,975.75      231,551.66    15,495,527.41     0.00     0.00      117,684,346.27
IIA2    113,480,000.00    113,480,000.00            0.00      554,160.67       554,160.67     0.00     0.00      113,480,000.00
IIA3     55,413,000.00     55,413,000.00            0.00      303,847.95       303,847.95     0.00     0.00       55,413,000.00
IIA4     20,522,000.00     20,522,000.00            0.00      119,027.60       119,027.60     0.00     0.00       20,522,000.00
IIA5     49,255,800.00     49,255,800.00            0.00      302,512.71       302,512.71     0.00     0.00       49,255,800.00
AR              100.00              0.00            0.00            0.00             0.00     0.00     0.00                0.00
IP       11,851,879.00     11,689,749.93      112,348.81            0.00       112,348.81     0.00     0.00       11,577,401.12
IIM1     11,824,154.00     11,824,154.00            0.00       66,510.87        66,510.87     0.00     0.00       11,824,154.00
IIM2      6,449,538.00      6,449,538.00            0.00       36,278.65        36,278.65     0.00     0.00        6,449,538.00
IB1       7,901,731.00      7,855,993.05        6,078.67       45,826.63        51,905.30     0.00     0.00        7,849,914.38
IB2       3,386,403.00      3,366,801.33        2,605.10       19,639.67        22,244.77     0.00     0.00        3,364,196.23
IB3       3,668,603.00      3,647,367.86        2,822.19       21,276.31        24,098.50     0.00     0.00        3,644,545.67
IB4         846,600.00        841,699.58          651.28        4,909.91         5,561.19     0.00     0.00          841,048.30
IB5       1,128,801.00      1,122,267.10          868.37        6,546.56         7,414.93     0.00     0.00        1,121,398.73
IB6       1,411,004.00      1,402,836.75        1,085.43        8,183.21         9,268.64     0.00     0.00        1,401,751.32
IIB       3,224,771.00      3,224,771.00            0.00       18,139.34        18,139.34     0.00     0.00        3,224,771.00
IIX               0.00              0.00            0.00      482,825.48       482,825.48     0.00     0.00                0.00
TOTALS  994,369,829.00    936,362,351.18   24,278,972.36    5,215,592.51    29,494,564.87     0.00     0.00      912,083,378.82

IIAIO    42,000,000.00     42,000,000.00            0.00      210,000.00       210,000.00     0.00     0.00       42,000,000.00
IX       12,692,756.00     11,996,479.49            0.00       69,979.46        69,979.46     0.00     0.00       11,746,124.36
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540VG63      960.90007200    16.63879851    5.60525040   22.24404892          944.26127348         IA1        7.000000 %
IA2     22540VG71      960.90007199    16.63879851    6.00562545   22.64442395          944.26127348         IA2        7.500000 %
IA3     22540VG89      960.90007206    16.63879840    0.00000000   16.63879840          944.26127366         IA3        0.000000 %
IIA1    22540VG97      782.97009435    89.89385012    1.36367291   91.25752303          693.07624423         IIA1       2.090000 %
IIA2    22540VH21    1,000.00000000     0.00000000    4.88333336    4.88333336        1,000.00000000         IIA2       5.860000 %
IIA3    22540VH39    1,000.00000000     0.00000000    5.48333333    5.48333333        1,000.00000000         IIA3       6.580000 %
IIA4    22540VH47    1,000.00000000     0.00000000    5.80000000    5.80000000        1,000.00000000         IIA4       6.960000 %
IIA5    22540VH54    1,000.00000000     0.00000000    6.14166677    6.14166677        1,000.00000000         IIA5       7.370000 %
AR      22540VJ78        0.00000000     0.00000000    0.00000000    0.00000000            0.00000000         AR         7.000000 %
IP      22540VH88      986.32039105     9.47940913    0.00000000    9.47940913          976.84098192         IP         0.000000 %
IIM1    22540VH96    1,000.00000000     0.00000000    5.62500032    5.62500032        1,000.00000000         IIM1       6.750000 %
IIM2    22540VJ29    1,000.00000000     0.00000000    5.62499981    5.62499981        1,000.00000000         IIM2       6.750000 %
IB1     22540VJ37      994.21165438     0.76928334    5.79956847    6.56885181          993.44237105         IB1        7.000000 %
IB2     22540VJ45      994.21165467     0.76928233    5.79956668    6.56884901          993.44237233         IB2        7.000000 %
IB3     22540VJ52      994.21165495     0.76928193    5.79956730    6.56884923          993.44237302         IB3        7.000000 %
IB4     22540VJ86      994.21164659     0.76928892    5.79956296    6.56885188          993.44235767         IB4        7.000000 %
IB5     22540VJ94      994.21164581     0.76928529    5.79956963    6.56885492          993.44236052         IB5        7.000000 %
IB6     22540VK27      994.21174568     0.76926075    5.79956542    6.56882617          993.44248493         IB6        7.000000 %
IIB     22540VJ60    1,000.00000000     0.00000000    5.62500097    5.62500097        1,000.00000000         IIB        6.750000 %
TOTALS                 941.66408098    24.41644110    5.24512345   29.66156455          917.24763988

IIAIO   22540VH62    1,000.00000000     0.00000000    5.00000000    5.00000000        1,000.00000000         IIAIO      6.000000 %
IX      22540VH70      945.14378832     0.00000000    5.51333847    5.51333847          925.41953536         IX         7.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                                July 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                              746,091.08
                        Group 1                                                                           423,951.39
                        Group 2                                                                           322,139.69

                        Principal Prepayments (Total)                                                  22,616,852.66
                        Group 1                                                                         8,116,113.73
                        Group 2                                                                        14,500,738.93

                        Repurchase Principal (Total)                                                      197,913.22
                        Group 1                                                                                 0.00
                        Group 2                                                                           197,913.22

                        Substitution Amounts                                                                    0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Net Liquidation Proceeds (Total)                                                        0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Insurance Proceeds (Total)                                                              0.00
                        Group 1                                                                                 0.00
                        Group 2                                                                                 0.00

                        Other Principal (Total)                                                           574,621.32
                        Group 1                                                                           474,931.53
                        Group 2                                                                            99,689.79



Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                          4,976
                        Group 1                                                                                4,023
                        Group 2                                                                                  953

                        Beginning Aggregate Loan Balances (Total)                                     938,368,704.38
                        Group 1                                                                       543,244,767.16
                        Group 2                                                                       395,123,937.22

                        Ending Number of Loans Outstanding (Total)                                             4,887
                        Group 1                                                                                3,967
                        Group 2                                                                                  920

                        Ending Aggregate Loan Balances (Total)                                        914,233,226.10
                        Group 1                                                                       534,229,770.51
                        Group 2                                                                       380,003,455.59


Section 4.04(a)(vi)     Master Servicing Fees (Total)                                                       3,612.76
                        Group 1                                                                                35.43
                        Group 2                                                                             3,577.33

                        Servicing Fees (Total, including PMI and RMIC Fees)                               851,326.67
                        Group 1                                                                           627,043.16
                        Group 2                                                                           224,283.51

                        Trust Administrator Fees (Total)                                                    1,743.11
                        Group 1                                                                             1,129.94
                        Group 2                                                                               613.17


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            July 25, 2002



Section 4.04(a)(viii)   Current Advances (Total)                                                                 N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

                        Outstanding Advances (Total)                                                             N/A
                        Group 1                                                                                  N/A
                        Group 2                                                                                  N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 50              5,856,144.94            1.10 %
                        2 Month                 26              3,448,332.88            0.65 %
                        3 Month                  4                301,482.90            0.06 %
                        Total                   80              9,605,960.72            1.81 %

                        Group 2
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 12              4,998,006.95            1.32 %
                        2 Month                  7              2,602,290.59            0.68 %
                        3 Month                  2                528,654.30            0.14 %
                        Total                   21              8,128,951.84            2.14 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  62             10,854,151.89           1.19 %
                        2 Month                  33              6,050,623.47           0.66 %
                        3 Month                   6                830,137.20           0.09 %
                        Total                   101             17,734,912.56           1.94 %

                        *  Delinquent Bankrupcies and Foreclosures are included above


                        Bankrupcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        * Only Current Bankruptcies are reflected in the table above.



                                      -8-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.





                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-9
                                        Statement to Certificate Holders
                                            July 25, 2002



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(x)      Rolling Three Month Delinquency Rate                                       0.361134 %



Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses (Totals)                                                0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Cummulative Realized Losses (Totals)                                            0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        330
                        Group 1                                                                         328
                        Group 2                                                                         333


Section 4.04(a)(xiv)    Number of claims submitted under the RMIC PMI Policy                            0.00
                        Total amount of claims submitted under the RMIC PMI Policy                      0.00
                        Number of claims paid under the RMIC PMI Policy                                 0.00
                        Total amount of claims paid under the RMIC PMI Policy                           0.00

Group 2 O/C Reporting   Targeted Overcollateralization Amount                                   2,149,846.32
                        Ending Overcollateralization Amount                                     2,149,846.32
                        Ending Overcollateralization Deficiency                                         0.00
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   626,319.59
                        Payment to Class II-X                                                     482,825.48


                                     -9-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
